February 17, 1994



By Electronic Transmission

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


     Re:  Rockland Electric Company
          (CIK: 084613)
          Current Report on Form 8-K


Ladies and Gentlemen:

     On behalf of Rockland Electric Company (the "Company"), I transmit for filing a Current Report on Form 8-K dated February 10, 1994 of the Company pursuant to Rule 13a-11 and Regulation S-T under the Securities Exchange Act of 1934. Two complete copies of this Form 8-K are being filed with the New York Stock Exchange today, and one conformed copy has been sent to the Commission for its records.

     Please transmit an acceptance message with respect to this filing to the Company's CompuServe account number 72741,157.

                                   Sincerely,



                                    /s/Jean H. Meader
                                   Jean H. Meader
                                   Assistant General Counsel



JHM/dja
Enclosures


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): February 10, 1994


                    ROCKLAND ELECTRIC COMPANY
     (Exact name of Registrant as specified in its charter)

Incorporated in New Jersey    2-36005        13-1727720
(State or Other               (Commission    (IRS Employer
Jurisdiction of               File Number)   Identification
Incorporation)                               Number)


        One Blue Hill Plaza, Pearl River, New York  10965
      (Address of principal executive offices)  (zip code)


    Registrant's telephone number, including area code: (914) 352-6000

Items 1. - 3.  Not Applicable.

Item 4.        Changes in Registrant's Certifying Accountant.

     On February 10, 1994, the Executive Committee of the Board of Directors of Orange and Rockland Utilities, Inc. (the "Parent"), the sole shareholder of the Company, appointed the accounting firm of Arthur Andersen & Co. to audit the books, records and accounts of the Parent and its subsidiaries, including the Company, for the 1994 fiscal year. The appointment of Arthur Andersen & Co. is subject to the approval of the shareholders of the Parent at the Parent's Annual Meeting to be held on April 13, 1994.

     The accounting firm of Grant Thornton audited the consolidated financial statements of the Parent for 1993 and prior years. Upon recommendation of the Audit Committee of the Parent's Board of Directors (the "Audit Committee"), the Board of Directors of the Parent decided to solicit bids for the performance of auditing services for the Parent and its subsidiaries for 1994. Bids were received from six public accounting firms, including Grant Thornton. Based on a review of the competing bids, the Audit Committee believed that the selection of Arthur Andersen & Co. would be in the best interests of the Company and its subsidiaries and recommended such selection to the Board of Directors of the Parent.

     The reports of Grant Thornton on the Parent's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and the reports were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for 1993 will be modified by inclusion of an explanatory paragraph regarding the uncertainty of the pending investigations of the Company and related litigation described in the Parent's Current Reports on Form 8-K dated August 16, October 6, November 23 and December 16, 1993 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1993. Since January 1, 1992, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of such disagreements in connection with its report.

Items 5. - 6.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibit 16     -    Letter from Grant Thornton -
                              to be filed by amendment.

Item 8.   Not Applicable.
                          Exhibit Index


                                                       Page

Exhibit 16          Letter from Grant Thornton          *










































______________________

*  To be filed by amendment.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ROCKLAND ELECTRIC COMPANY


                              By: /s/L. Mario DiValentino
                                 L. Mario DiValentino
                                 Vice President




Dated:  February 17, 1994